UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2022

RICEBRAN TECHNOLOGIES
(Exact name of registrant as specified in its charter)

California	0-32565	87-0673375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25420 Kuykendahl Rd., Suite B300		77375
Tomball, TX		(Zip Code)
(Address of principal executive office)

(281) 675-2421
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value per share	RIBT	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01         Entry into a Material Definitive Agreement.

On October 18, 2022, RiceBran Technologies (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional investors (the “Investors”), pursuant to which the Company agreed to sell and issue in a registered direct offering (the “Registered Offering”) (i) 675,000 shares (the “Shares”) of the Company’s common stock, no par value (the “Common Stock”) at a purchase price per share of $1.50 and (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to an aggregate of 325,000 shares of Common Stock (the “Pre-Funded Warrant Shares”) at a purchase price of $1.4999 per Pre-Funded Warrant.

The Company estimates that the net proceeds from the Registered Offering will be approximately $1.2 million after deducting certain fees due to the Wainwright (as defined below) and the Company’s estimated expenses. The net proceeds received by the Company will be used for general corporate purposes, which may include funding capital expenditures and working capital and repaying indebtedness.

The Shares, the Pre-Funded Warrants and the Pre-Funded Warrant Shares are being offered pursuant to Company’s effective shelf registration statement on Form S-3, which was originally filed with the Securities and Exchange Commission on July 18, 2022 and declared effective on July 27, 2022 (File No. 333-266194).

Pursuant to the Purchase Agreement, in a concurrent private placement (the “Private Placement” and together with the Registered Offering, the “Offering”), the Company has also agreed to sell and issue to the Investors warrants (the “Private Placement Warrants”) to purchase up to 2,000,000 shares of Common Stock (the “Private Placement Warrant Shares”). The Private Placement Warrants are exercisable six months after issuance at an exercise price of $1.60 per share and will have a term of two and one-half years from the initial exercise date. The Company has agreed to file within 90 days of the date of the Purchase Agreement a registration statement covering of the resale of the Private Placement Warrant Shares. The Company must use commercially reasonable efforts to cause such registration statement to become effective within 180 days following the closing date of the Offering and to keep such registration statement effective at all times until the Investors no longer own any Private Placement Warrants or Private Placement Warrant Shares.

The Purchase Agreement contains customary representations, warranties and agreements of the Company and the Investors and customary indemnification rights and obligations of the parties. Pursuant to the terms of the Purchase Agreement, the Company has agreed, subject to certain exceptions, to certain restrictions on the issuance and sale of its shares of Common Stock and securities convertible into Common Stock during the seven month period following the closing of the Offering.

The Offering is expected to close on or about October 20, 2022, subject to customary closing conditions.

The Company engaged H.C. Wainwright & Co., LLC (“Wainwright”) to act as its exclusive placement agent in connection with the Offering. In connection with the Offering, the Company will pay Wainwright a cash fee equal to approximately $102,750. The Company agreed to also pay Wainwright $50,000 for fees and expenses of legal counsel and other out-of-pocket expenses plus clearing fees that will not exceed $15,950.

In addition, the Company will issue Wainwright, or its designees, warrants (the “Wainwright Warrants”) to purchase up to 63,000 shares of Common Stock (the “Wainwright Warrant Shares”). The Wainwright Warrants will have an exercise price equal to $1.875, or 125% of the offering price per share of Common Stock and will be exercisable for five years from the commencement of sales in the Offering.

The foregoing description of the Pre-Funded Warrants, the Private Placement Warrants, the Wainwright Warrants and the Purchase Agreement are qualified in their entirety by reference to the full text of the form of the Pre-Funded Warrant, the form of the Private Placement Warrant, the form of Wainwright Warrant and the form of the Purchase Agreement, the forms of which are attached as Exhibits 4.1, 4.2, 4.3 and 10.1, respectively, to this Current Report on Form 8-K, and which are incorporated herein in their entirety by reference. The Company is also filing the opinion of its counsel, Weintraub Tobin Chediak Coleman Grodin, relating to the legality of the issuance and sale of the Shares, the Pre-Funded Warrants and the Pre-Funded Warrant Shares as Exhibit 5.1 hereto. Exhibit 5.1 is incorporated herein by reference and into the Shelf Registration Statement.

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Item 3.02         Unregistered Sales of Equity Securities

The information contained above in Item 1.01 related to the Private Placement and the issuance of the Wainwright Warrants is hereby incorporated by reference into this Item 3.02. The Private Placement Warrants, the Private Placement Warrant Shares, the Wainwright Warrants and the Wainwright Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are instead being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act.

Item 8.01         Other Events.

On October 18, 2022, the Company issued a press release regarding the Offering. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01         Financial Statements and Exhibits

(d)         Exhibits

The following exhibits are furnished as part of this report.

Exhibit Number	Description
4.1	Form of Pre-Funded Warrant

4.2	Form of Private Placement Warrant

4.3	Form of Wainwright Warrant

5.1	Opinion of Weintraub Tobin Chediak Coleman Grodin Law Corporation

10.1	Form of Securities Purchase Agreement, by and among RiceBran Technologies and the purchasers party thereto

23.1	Consent of Weintraub Tobin Chediak Coleman Grodin Law Corporation (included in Exhibit 5.1 above)

99.1	Press Release, dated October 18, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICEBRAN TECHNOLOGIES

Date: October 20, 2022	By:	/s/ Todd T. Mitchell
	Name:	Todd T. Mitchell
	Title:	Chief Financial Officer
(Duly Authorized Officer)